                                   FOURTH AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS

         FOURTH amendment to certain operative agreements dated as of January 28, 2002 (this "Agreement") is by and among ACXIOM CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties hereto from time to time as guarantors (subject to the definition of Guarantors in Appendix A to the Participation
Agreement, individually, a "Guarantor" and collectively, the "Guarantors"); WELLS FARGO BANK NORTHWEST, NATIONAL
ASSOCIATION (formerly First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the AC Trust 2000-1 (the "Owner Trustee", the "Borrower" or the "Lessor");
WELLS FARGO BANK NEVADA, NATIONAL ASSOCIATION (formerly First Security Trust Company of Nevada), not individually, but solely as Trustee under AC Trust 2000-2 (the "Trustee" or the "Series 2000-B Bond Purchaser"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the AC Trust 2000-1 (subject to the definition of Holders in Appendix A to the
Participation Agreement, individually, a "Holder" and collectively, the "Holders"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement, individually, a "Lender" and collectively, the
"Lenders"); and BANK OF AMERICA, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent").

WITNESSETH:

         WHEREAS, the parties hereto, are parties to that certain Participation Agreement dated as of October 24,
2000, (as amended by that certain Waiver and First Amendment to Certain Operative Agreements dated as of August 14,
2001, the Second Amendment to Certain Operative Agreements dated as of September 14, 2001 and the Third Amendment to
Certain Operative Agreements dated as of September 21, 2001 each by and among certain of the parties hereto and as such may be further amended, modified, extended, supplemented, restated and/or replaced from time to time, the
"Participation Agreement");

         WHEREAS,  the Lessee  has  requested  that the  Lenders  and  Holders  permit the Lessee to incur  additional indebtedness in the form of a subordinated  convertible notes,  exclude the proceeds of such notes from the definition of Net Proceeds in the  Intercreditor  Agreement and permit such  proceeds to be used to reduce and eliminate  certain other indebtedness instead of being distributed  pursuant to Section 2.02 of the Intercreditor  Agreement and to amend certain covenants in the Operative Agreements and the Lessee has agreed to join Acxiom UWS, Ltd. as a Guarantor;

         WHEREAS,  the Lessee  shall pay each  Lender  and each  Holder a consent  and  amendment  fee to induce  such parties to enter into this Agreement; and

         WHEREAS,  the  parties  hereto  agree to amend the  Operative  Agreements  in  accordance  with the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

AGREEMENT:

         1.       Definitions.  Capitalized terms used herein and not otherwise defined shall have the meaning given to such terms in Appendix A to the Participation Agreement and the Rules of Usage set forth therein shall apply herein.  The applicable terms defined in the New Facility, including capitalized terms used herein and not otherwise defined herein or in Appendix A to the Participation Agreement, are deemed to be incorporated and continue herein and in the Operative Agreements as Additional Incorporated Terms as of the date hereof and without giving effect to any amendments thereto except in accordance with Section 28.1 of the Lease.

         2.       Affirmative and Negative Covenants.  Certain of the covenants in the Participation Agreement shall be amended as stated below :

         (a)  The reference to "$200,000,000" in Section 8.3(t) of the Participation Agreement is deleted and replaced by a reference to "$175,000,000";

         (b) The following shall replace Section 8.3(u)(b)-(d) to the Participation Agreement and the following
Section 8.3(u)(e) shall be added to the Participation Agreement:

                  "(b) change the amortization or make any prepayment of the 6.92% senior notes due March 30, 2007 issued pursuant to that certain Note Purchase Agreement dated as of March 1, 1997 by and among the Lessee,
         AllState Life Insurance Company and such other institutions party thereto from time to time (the "AllState
         Notes") or any letter of credit issued with respect to the AllState Notes including without limitation the
         Note Letter of Credit, except so long as no Default or Event of Default has occurred and is continuing a prepayment not in excess of $26,000,000 in the aggregate, paid solely with proceeds from the Subordinated
         Debt (or with draws under the Lessee Credit Agreement to the extent proceeds of the Subordinated Debt were previously applied to reduce borrowings thereunder) made on or before March 15, 2002, (c) have outstanding, in the aggregate, Revolving Exposures of all Lenders (incorporated herein as defined in the Lessee Credit
         Agreement) in an amount in excess of $175,000,000, (d) with respect to the Term Loan Agreement, change the maturity date thereof, pay or prepay any principal amount outstanding thereunder prior to November 30,
         2005, permit the interest rate applicable thereunder to increase except in accordance with Section 2.07(f)
         of the Term Loan Agreement provided in no event shall the interest rate applicable thereunder exceed LIBOR plus 5.00% per annum, modify any of the covenants, defaults or other provisions thereof so that such provisions would be more restrictive than the Operative Agreements or have outstanding a principal amount in excess of $65,000,000 or (e) make any principal payments, prepayments, redemption, acquisition for value, refund, refinance or defeasance of the Subordinated Debt or any portion thereof (this subsection (e)
         shall not prevent the conversion of any portion of the Subordinated Debt into equity interests in the
         Lessee in accordance with the terms of the Subordinated Debt Documents) ."

(c)      The following shall be added at the end of the text of Section 8.3(v) of the Participation Agreement:

                  "The Lessee hereby covenants and agrees to cause all proceeds from the Subordinated Debt, net of expenses incurred with respect to the issuance thereof, to be applied as follows, notwithstanding the terms and conditions of Section 4.02 of the Intercreditor Agreement: (1) on or before March 15, 2002, to the prepayment in full of the AllState Notes directly or indirectly by the reimbursement of the issuer of the
         Note Letter of Credit for a draw thereunder of all amounts owed in respect of the AllState Notes and termination of the Note Letter of Credit within 180 days of the date of this Agreement; (2) to the redemption or repurchase, so long as all obligations entered into to repurchase such May & Speh Notes are contingent on the funding of the Subordinated Debt, all May & Speh Notes so repurchased will be promptly canceled and no longer outstanding and such repurchase shall be made with proceeds from the Subordinated
         Debt issuance, in full of the May & Speh Notes on or before April 10, 2002 if such notes have not been previously converted by the holders thereof in accordance with their terms; and (3) to the prompt prepayment of the Lessee Credit Facility equal to or in excess of the amount necessary to cause the amount outstanding thereunder not to exceed the commitments under the Lessee Credit Agreement.  In furtherance of this Section 8.3(v), the Lessee covenants to provide the trustee under the indenture for the May & Speh
         Notes and the holders of the May & Speh Notes with the notices of redemption required under the documents evidencing or related to the May & Speh Notes on or before February 15, 2002.  The Lessee hereby covenants and agrees that in the event any of the holders of the May & Speh Notes elect to convert the May & Speh
         Notes or any portion thereof to Equity Interests (incorporated herein as such term is defined in the Lessee
         Credit Agreement) in the Lessee, then the proceeds of the Subordinated Debt which would have been used to redeem such notes shall be promptly applied to prepay the loans under the Lessee Credit Agreement."

         3.       Participation Agreement Section 5.12.  The following shall be added as Section 5.12 of the
Participation Agreement:

         "5.12    Special Provisions Regarding Subordinated Debt.

           All Company Obligations, all obligations of the Guarantors and any amounts owed pursuant to the Notes,
Certificates or any other Operative Agreement shall constitute "Senior Indebtedness" and "Designated Senior
Indebtedness" under the Subordinated Debt and Subordinated Debt Documents and as such terms are defined in the
Subordinated Debt Documents."

         4.       Appendix A to the Participation Agreement.  Appendix A to the Participation Agreement is amended by adding the following definition or replacing the existing defined term, as applicable, in the appropriate alphabetical order:

         "Fourth Amendment" shall mean that certain Fourth Amendment to Certain Operative Agreements dated as of
January 28, 2002 by and among certain of the parties to the Participation Agreement.

         "Change in Control" shall have the meaning specified in the Lessee Credit Agreement on the date the conditions set forth in Section 10 of the Fourth Amendment have been satisfied, without giving effect to any amendment or modifications thereto (except as the Lessee Credit Agreement was amended and restated on January 28,
2002) unless consented to in writing by the Agent (acting upon the direction of the Majority Secured Parties).

         "Convertible Effective Date" shall mean the date of issuance of the Subordinated Debt.

         "Intercreditor Agreement" shall mean that certain intercreditor agreement dated as of September 21, 2001 by and among the Agent (at the direction of the Majority Secured Parties), the agent to the Lessee Credit Agreement, the Term Loan lender and JP Morgan Chase Bank (successor in interest by merger to The Chase Manhattan Bank) as the
Note Letter of Credit bank, as required by each facility, in form and substance acceptable to the Majority Secured
Parties as such may be amended, modified, extended, supplemented, restated or replaced from time to time in accordance with the provisions thereof.

         "May & Speh Notes"  shall mean the Lessee's and Acxiom/May & Speh, Inc.'s 5.25% convertible subordinated notes due 2003 with an aggregate outstanding principal amount as of the date of the Fourth Amendment equal to
$114,998,000 and the Indebtedness (incorporated herein as defined in the Lessee Credit Agreement) represented thereby.

         "Note Letter of Credit" shall mean the irrevocable standby letter of credit dated September 21, 2001, to
American National Bank and Trust Company of Chicago as collateral agent for the noteholders with an original stated
amount of $26,752,300 or any replacement thereof.

         "Subordinated Debt" shall mean the Lessee's convertible subordinated notes due 2009 issued in January or
February of 2002 in an aggregate principal amount not to exceed $205,000,000 on substantially the same terms as are set forth in the January 26, 2002 draft of the Preliminary Offering Memorandum prepared by the Lessee and relating thereto and the Indebtedness (incorporated herein as defined in the Lessee Credit Agreement) represented by such notes.

         "Subordinated Debt Documents" shall mean the indenture under which the Subordinated Debt is issued and all other instruments, agreements, and other documents evidencing or governing the Subordinated Debt or providing for any Guarantee (incorporated herein as defined in the Lessee Credit Agreement) or other right in respect thereof.

         "Third Amendment" shall mean that certain Third Amendment to Certain Operative Agreements dated as of
September 21, 2001 by and among certain of the parties to the Participation Agreement.

         5.       Incorporation of Representations and Warranties, Covenants and Additional Terms.  Pursuant to
Section 28.1 of the Lease, the Majority Secured Parties hereby direct the Agent to consent to the incorporation and the Agent hereby consents to the incorporation of the Incorporated Representations and Warranties, the Incorporated
Covenants and the Additional Incorporated Terms as set forth in the New Facility which such New Facility shall be deemed to be the  Lessee Credit Agreement as amended by the Amended and Restated Credit Agreement dated as of
January 28, 2002 by and among the Lessee, the Guarantors, JPMorgan Chase Bank, Firstar Bank, N.A., Bank of America,
N.A. and certain other financial institutions party thereto.

         6.       Consent to Distribution of Proceeds and Authority to Execute Intercreditor First Amendment.  Each
party hereto that is a "Creditor" under the Intercreditor Agreement hereby consents to the Borrower's departure from
Section 4.02 of the Intercreditor Agreement and Article VI of the Lessee Credit Agreement in order to permit (a) the
Net Proceeds (as defined in the Intercreditor Agreement) of the Subordinated Debt to be applied as follows:  (i) the prepayment in full of the AllState Notes directly or indirectly by the reimbursement of the issuer of the Note
Letter of Credit for a draw thereunder of all amounts owed in respect of the AllState Notes; (ii) the redemption or repurchase, so long as all obligations entered into to repurchase such May & Speh Notes are contingent on the funding of the Subordinated Debt, all May & Speh Notes so repurchased will be promptly canceled and no longer outstanding and such repurchase shall be made with proceeds from the Subordinated Debt issuance, in full of the May
& Speh Notes or if the May & Speh Notes are converted in accordance with the terms thereof, then to the prepayment of the Revolving Loans (without reduction of the Revolving Commitments); and (iii) the prepayment of the outstanding amount of the Revolving Loans in an amount sufficient to cause the outstanding revolving loans to not exceed the
Revolving Commitments under the New Facility and (b) the incurrence of the Subordinated Debt; provided that such consent shall not be deemed a consent to the departure from or waiver of those sections for any other purpose and the Lessee's failure to comply with those sections with respect to any other transaction covered thereby shall constitute an immediate Event of Default under the Operative Agreements.  Each party hereto that is a "Creditor"
under the Intercreditor Agreement or a Financing Party hereby: (w) consents to and agrees with the amendment to the
Intercreditor Agreement in the form attached as Exhibit C to the New Facility (the "Intercreditor First Amendment");
(x) authorizes and directs the Agent and the Collateral Agent to execute and deliver the Intercreditor First
Amendment, (y) agrees and acknowledges that the New Facility is the "Revolver Agreement" under the Intercreditor
Agreement and (z) grants the Agent the authority to execute the Intercreditor First Amendment and each other document necessary to effectuate the provisions of this Agreement and the Intercreditor First Amendment thereof and such execution by the Agent shall bind each of the Financing Parties as if such Financing Parties were party thereto.

         7.       Waiver of Defaults. The Lessee has advised the Financing Parties that certain Defaults or Events of
Default have occurred and are continuing pursuant to Section 17.1(d) and (f) of the Lease (the "Existing Defaults")
as a result of the failure of the Borrower to comply with Section 5.11 of the Prior Agreement, Section 5.8 of the
Participation Agreement and Section 4.04 of the Intercreditor Agreement (collectively, the "Violated Covenants")
with respect to the creation of its new subsidiary named Acxiom UWS, Ltd. and the failure of such party to become a guarantor pursuant to the Operative Agreements and the Lessee Credit Agreement.  Each undersigned Financing Party hereby waives the Existing Defaults and agrees not to exercise any rights or remedies available as a result of the occurrence thereof.  The waiver specifically described in this Section 7 hereof shall not constitute and shall not be deemed: (a) a waiver of any Default or Event of Default (whether arising as a result of the further violation of the Violated Covenants, any other Covenant, Incorporated Covenant or otherwise) or any rights and remedies arising as a result thereof other than those rights and remedies relating solely to the Existing Defaults; nor (b) a waiver by the Financing Parties of their right to require the Lessee to comply with any of the covenants which were violated.  The failure to comply with the Violated Covenants other than as contemplated by this Section 7, shall constitute a Default or Event of Default, as applicable.

         8.       Consent and Amendment Fee.  The Lessee agrees to pay, regardless of whether the other conditions in
Section 10 hereof have been satisfied or if this Agreement is effective, on the Convertible Effective Date to the
Agent (for the pro rata account of the Lenders and Holders that execute this Agreement) a non-refundable and fully-earned consent and amendment fee in an amount equal to the product of (a) twenty-five basis points (0.25%) and
(b) the sum of all Tranche A Commitments, Tranche B Commitments and Holder Commitments set forth in Schedule 2.1 to the Credit Agreement and Schedule I to the Trust Agreement, respectively, of each Lender and Holder that executes its respective signature page to this Agreement.

         9.       Effect of Agreement.  Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a forbearance or waiver of, or otherwise affect the rights and remedies of any Financing Party under any Operative Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Operative Agreements, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to create a course of dealing or otherwise entitle any Credit Party to a consent, a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in any Operative
Agreement in similar or different circumstances in the future.

         10.      Conditions Precedent and Conditions Subsequent.  Notwithstanding anything contained herein to the contrary, this Agreement shall not become effective (except subclauses (b) and (e) of Section 2(b), Sections 2(c),
3, 4 (except the definitions of "Change in Control" and "Intercreditor Agreement") 6, 7, 8, 9, 11, 12 and 14 hereof and the provisions herein necessary to the interpretation of such sections which shall be effective upon satisfaction of (a)(i), (a)(x), (b) and (c) below as of January 28, 2002) until (a) written waiver by the Agent or completion and prompt delivery to the Agent, as required by the Agent, of each of the following in form and substance acceptable to the Agent: (i) executed counterpart signature pages to this Agreement from each Credit
Party, the Owner Trustee, the Trustee and the Majority Secured Parties, (ii) payment of the consent and waiver fee set forth in Section 8 of this Agreement in immediately available United States dollars, (iii) the effective or simultaneously effective Lessee Credit Agreement as amended and restated on January 28, 2002 and each party to such amended and restated Lessee Credit Agreement agreeing to be bound by all of the terms and conditions of the
Intercreditor Agreement as amended by the Intercreditor First Amendment, (iv) the effective or simultaneously effective Intercreditor First Amendment executed by each of the parties to the Intercreditor Agreement, (v) the effective Subordinated Debt Documents as of the date hereof in form and substance acceptable to the Majority Secured
Parties, (vi) the effective or simultaneously effective amendment to the Term Loan Agreement in form and substance acceptable to the Majority Secured Parties, which shall, among other things, (1) permit the Subordinated Debt and the application of the proceeds thereof as contemplated by Section 5 hereof and (2) modify the covenants set forth therein so they are the same as the covenants set forth in the New Facility, (vii) a bring-down Secretary's
Certificate from each Credit Party, dated as of the date hereof, (viii) an Officer's Certificate from the Lessee in the form attached to the Participation Agreement as Exhibit C, dated as of the date hereof, (ix) good standing certificates dated on or about the date hereof for each Credit Party in the applicable jurisdiction of organization,
(x) executed Joinder Agreements in the form set forth in Exhibit J to the Participation Agreement for each Domestic
Subsidiary (including without limitation Acxiom UWS, Ltd.) unless such Joinder Agreement was previously provided with respect to such Domestic Subsidiary (xi) a legal opinion from Lessee's counsel in form and substance acceptable to the Majority Secured Parties covering the enforceability of the New Facility, the Intercreditor First Amendment,
the amendment to the Term Loan Agreement, the Subordinated Debt Documents and this Agreement, noncontravention, due authorization and such other matters relating to the Credit Parties or the documents described herein as the Agent shall reasonably request and (xii) all additional documentation and information as the Agent or its legal counsel,
Moore & Van Allen, PLLC, may request, (b) the Required Creditors and the Term Loan Lender (as such terms are defined in the Intercreditor Agreement) shall have consented to the issuance of the Subordinated Debt, the application of proceeds of the Subordinated Debt Documents as described in Section 6 and the waiver of the Existing Defaults, (c)
no Default or Event of Default (except the Existing Defaults) shall have occurred and be continuing, (d) the
Lessee's delivery of the notice of prepayment in full of the AllState Notes to the holders thereof in accordance with the terms of the documents evidencing such AllState Notes, and (e) all proceedings taken in connection with the transactions contemplated by this Agreement and all documentation and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel, Moore & Van Allen, PLLC.  The following provision is a condition subsequent to this Agreement and this Agreement shall be deemed to be null and void in the event such condition is not satisfied: by February 15, 2002, the Lessee shall provide written confirmation to the Agent that it has received gross cash proceeds for the issuance of the Subordinated Debt in an amount not less than $150,000,000.

         11.      Representations and Warranties.  The Lessee hereby represents and warrants that, except as stated
otherwise, as of the date hereof and the Convertible Effective Date (i) the representations and warranties contained in Section 6.2 of the Participation Agreement, as of the date hereof each of the Incorporated Representations and
Warranties, as of the Convertible Effective Date each of the Incorporated Representations and Warranties in the New
Facility and the representations and warranties in the Loan Documents (as defined in the Lessee Credit Agreement)
are true and accurate as of the applicable date as if made on such date, except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and accurate as of such earlier date, (ii) no event or condition exists or would result from or continue after the consummation of the transactions contemplated hereby, which constitutes a Default or an Event of Default except the
Existing Defaults, (iii) each Operative Agreement to which any Credit Party is a party remains in full force and effect with respect to it and shall remain in full force and effect after the effectiveness of this Agreement, and
(iv) it knows of no event that would or with the passage of time or giving of notice or both could constitute a
Casualty, Condemnation or Environmental Violation.

         12.      Release.  In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to each Financing Party that as of the date hereof there are no Claims or offsets against or defenses or counterclaims to its obligations under the Operative Agreements and furthermore, such Credit Party waives any and all such Claims, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this
Agreement and (b) releases each Financing Party and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors and each Indemnified Party from any and all actions, causes of action, Claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to this Agreement or any other Operative Agreement, on or prior to the date hereof.

         13.      Continued Effectiveness of Operative Agreements.  Except as modified hereby, all of the terms and conditions of the Operative Agreements are hereby ratified and affirmed and  shall remain in full force and effect.

         14.      Direction  to Owner  Trustee.  The Agent,  the  Lenders and the Holders  hereby  instruct  the Owner
Trustee to enter into this Agreement and such other documents necessary to effectuate the intent of this Agreement.

         15.      Miscellaneous.

                  (a)      Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  (b)      Counterparts.   This   Agreement  may  be  executed  by  the  parties  hereto  in  separate counterparts,  each of which when so executed and delivered shall be an original,  but all such  counterparts shall together constitute but one and the same instrument.

                  (c)      Headings.  The headings of the various articles and sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

                  (d)      Fees and Expenses.  The Lessee agrees to pay all reasonable costs and expenses of the
         Agent in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

                  (e)      Governing Law; Submission to Jurisdiction; Venue.  This Agreement and the rights and obligations of the parties hereunder shall be governed and construed, interpreted and enforced in accordance with the internal laws of the State of North Carolina.  THE PROVISIONS OF THE PARTICIPATION
         AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN,
         MUTATIS MUTANDIS.

                  (f)      Further  Assurances.  The  provisions of the  Participation  Agreement  relating to further assurances are hereby incorporated by reference herein, mutatis mutandis.

                  (g)      Survival of  Representations  and Warranties.  All  representations  and warranties make in this Agreement or any other Operative Agreement shall survive the execution and delivery of this Agreement and the other Operative Agreements, and no investigation by any Financing Party or any closing shall affect the representations and warranties or the right of the Financing Parties to rely upon them.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

CONSTRUCTION AGENT
AND LESSEE:                                          ACXIOM CORPORATION, as the Construction Agent and as the Lessee

                                                     By:   /s/ Dathan A. Gaskill
                                                     Name:    Dathan A. Gaskill
                                                     Title:   Corporate Finance Leader

GUARANTORS:                                          ACXIOM CDC, INC.
                                                     ACXIOM/DIRECT MEDIA, INC.
                                                     ACXIOM RM-TOOLS, INC.
                                                     ACXIOM/MAY & SPEH, INC.
                                                     GIS INFORMATION SYSTEMS, INC.
                                                     ACXIOM ASIA, LTD.
                                                     ACXIOM NJA, INC.
                                                     ACXIOM PROPERTY DEVELOPMENT, INC.
                                                     ACXIOM/PYRAMID INFORMATION SYSTEMS, INC.
                                                     ACXIOM RTC, INC.
                                                     ACXIOM SDC, INC.
                                                     ACXIOM TRANSPORT SERVICES, INC.
                                                     ACXIOM UWS, LTD.

                                                     By:   /s/ Dathan A. Gaskill
                                                        ------------------------------------------
                                                     Name:    Dathan A. Gaskill
                                                     Title:   Authorized Officer

(signature pages continue)

OWNER TRUSTEE AND
LESSOR:                                              WELLS  FARGO  BANK  NORTHWEST,   NATIONAL  ASSOCIATION  (formerly
                                                     First Security Bank,  National  Association),  not  individually, except  as  expressly  stated  herein,  but  solely  as the Owner
                                                     Trustee under the AC Trust 2000-1

                                                     By:   /s/ Val T. Orton
                                                     Name:     Val T. Orton
                                                     Title:   Vice President

SERIES 2000-B BOND
PURCHASER:                                           WELLS FARGO BANK NEVADA, NATIONAL
                                                     ASSOCIATION  (formally  known as First  Security Trust Company of
                                                     Nevada),  not  individually,  except as expressly  stated herein, but solely as the Trustee under the AC Trust 2000-2

                                                     By:   /s/ Val T. Orton
                                                     Name:     Val T. Orton
                                                     Title:   Trust Officer

(signature pages continue)

AGENT AND LENDERS:                                   BANK OF AMERICA, N.A., as a Lender and
                                                     as the Agent

                                                     By:  /s/ B. Kenneth Burton, Jr.
                                                     Name:    B. Kenneth Burton, Jr.
                                                     Title:   Vice President

(signature pages continue)

                                                     ABN-AMRO BANK, N.V., as a Lender

                                                     By:   /s/ Maria Vickroy-Peralte
                                                     Name:    Maria Vickroy-Peralte
                                                     Title:   Group Vice President

                                                     By:   /s/ James Anthony Redmond
                                                     Name:    James Anthony Redmond
                                                     Title:   Assistant Vice President

(signature pages continue)

                                                     THE BANK OF NOVA SCOTIA, as a Lender

                                                     By:   /s/ A.S. Norsworthy
                                                     Name:   Amanda Norsworthy
                                                     Title:   Sr. Team Leader

(signature pages continue)

                                                     WACHOVIA BANK, N.A., as a Lender

                                                     By:   /s/ Karin E. Reel
                                                     Name:    Karin E. Reel
                                                     Title:   Vice President

(signature pages continue)

                                                     SUNTRUST BANK, as a Lender

                                                     By:   /s/ Leonard L. McKinnon
                                                     Name:    Leonard L. McKinnon
                                                     Title:   Vice President

(signature pages continue)

HOLDERS:                                             BANK OF AMERICA, N.A., as a Holder

                                                     By:   /s/ B. Kenneth Burton, Jr.
                                                     Name:    B. Kenneth Burton, Jr.
                                                     Title:   Vice President

(signature pages continue)

                                                     SCOTIABANC INC., as a Holder

                                                     By:   /s/ William E. Zarrett
                                                     Name:    William E. Zarrett
                                                     Title:   Managing Director

(signature pages continue)

                                                     LEASE PLAN NORTH AMERICA, INC., as a Holder

                                                     By:   /s/ Elizabeth R. McClellan
                                                     Name:    Elizabeth R. McClellan
                                                     Title:   Vice President

(signature pages continue)

                                                     WACHOVIA BANK, N.A., as a Holder

                                                     By:   /s/ Karin E. Reel
                                                     Name:    Karin E. Reel
                                                     Title:   Vice President

(signature pages continue)

                                                     SUNTRUST BANK, as a Holder

                                                     By:   /s/ Leonard L. McKinnon
                                                     Name:    Leonard L. McKinnon
                                                     Title:   Vice President

[signature pages end]